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                                                                    EXHIBIT 10.4


                          [INTERNET AMERICA LETTERHEAD]


                                September 5, 2000



Mr. Jack T. Smith
100 Crescent Court, Suite 1620
Dallas, Texas  75201

Dear Jack:

         On behalf of Internet America, Inc. (the "Company"), we are delighted to offer you the following terms of employment. This letter, upon your acceptance, sets forth our joint understanding of the terms of your employment.


         Position:                      Chief Executive Officer.

         Salary: $200,000 per year, paid in accordance with the Company's payroll practices.

         Benefits:                      You shall be entitled to receive such
                                        group benefits as the Company may
                                        provide to its other senior executive
                                        officers from time to time.

         Stock Purchase:                The Company will sell to you 200,000
                                        shares of its common stock pursuant to a Stock Purchase Agreement, of even date herewith, by and between you and the Company.

         Office Expenses:               The Company shall pay the pro rata costs
                                        of Beth Prothro, your administrative
                                        assistant (pro rata being based on the
                                        amount of time Ms. Prothro spends on the Company's business).

         We understand that you will commence employment immediately. You also agree that you are an employee-at-will, and your employment may be terminated by the Company at any time and for any reason.


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Mr. Jack T. Smith
September 5, 2000
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         If you agree with the foregoing terms of this letter, please execute and forward to me the enclosed counterpart of this letter.

                                      Very truly yours,

                                      INTERNET AMERICA, INC.


                                      By:          /s/ WILLIAM O. HUNT
                                          --------------------------------------
                                          William O. Hunt, Chairman of the Board


AGREED TO AND ACCEPTED
as of the date first set forth above:


By:        /s/ JACK T. SMITH
    --------------------------------
             Jack T. Smith